Northwestern Mutual Series Fund, Inc.

Money Market Portfolio

Mid Cap Growth Stock Portfolio

Supplement Dated August 28, 2015

to the

Summary Prospectus for the Money Market Portfolio Dated May 1, 2015

Summary Prospectus for the Mid Cap Growth Stock Portfolio Dated May 1, 2015

Statutory Prospectus of Northwestern Mutual Series Fund Dated May 1, 2015, as supplemented

The following information supplements the Summary Prospectuses for the Money Market Portfolio and the Mid Cap Growth Stock Portfolio of Northwestern Mutual Series Fund, Inc. (“Fund”) dated May 1, 2015 (the “Summary Prospectuses”), and the Fund’s Statutory Prospectus dated May 1, 2015, as supplemented on May 22, 2015 and June 5, 2015 (the “Statutory Prospectus”). You should read this Supplement together with the Summary Prospectuses and the Statutory Prospectus.

Money Market Portfolio – Money Market Reform

At a meeting of the Board of Directors (the “Board”) of the Fund on August 18, 2015, the Board approved certain changes to the Money Market Portfolio in order to allow the Money Market Portfolio to meet the definition of a “government money market fund” under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”). These changes are expected to become effective on or about May 1, 2016.

Name Change

The Board approved a change in the name of the Money Market Portfolio to the Government Money Market Portfolio.

Change in Investment Strategy

The Board also approved a change in the investment strategies of the Money Market Portfolio. Beginning on or about May 1, 2016, the Money Market Portfolio will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Money Market Portfolio will invest in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The U.S. Government securities in which the Money Market Portfolio invests may include variable and floating rate instruments and when-issued and delayed delivery securities.

The securities purchased by the Money Market Portfolio are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act, and other rules of the Securities and Exchange Commission. The Money Market Portfolio will only purchase securities that present minimal credit risk as determined by management.

Liquidity Fees and Redemption Gates

Under the amendments to Rule 2a-7 recently adopted by the Securities and Exchange Commission, with respect to a government money market fund the Board has discretion to adopt liquidity fees or temporary suspensions of redemptions due to declines in a fund’s weekly liquid asset levels. The Board has chosen not to impose on the Money Market Portfolio discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Money Market Portfolio’s weekly liquid assets.

Mid Cap Growth Stock Portfolio – Sub-Adviser Restructuring

William Blair & Company, L.L.C. (“William Blair”), sub-adviser to the Fund’s Mid Cap Growth Stock Portfolio (the “Portfolio”), recently completed an internal corporate restructuring. As part of the restructuring, a new entity, William Blair Investment Management, LLC (“WBIM”), a Delaware limited liability company, was formed to house William Blair’s institutional investment management business. Effective October 1, 2015, William Blair will transfer the Investment Sub-Advisory Agreement relating to the Portfolio to WBIM. There are no changes to the Portfolio’s management team or principal investment strategies as a result of the transfer. Accordingly, effective October 1, 2015, all references to William Blair as sub-adviser to the Portfolio in the Portfolio’s Summary Prospectus and the Statutory Prospectus are replaced with WBIM.

Please retain this Supplement for future reference.